MOHR COMPANY NAV ETF

Ticker Symbol: CNAV

Primary Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

(a series of the Collaborative Investment Series Trust)

Supplement dated August 30, 2024 to the Prospectus and

Summary Prospectus of Mohr Company Nav ETF (the “Fund”) dated December 4, 2023, as supplemented.

Effective immediately, the Prospectus and Summary Prospectus of the Fund are hereby revised as described below.

The first three paragraphs under the sections “Principal Investment Strategies” related to the Fund are deleted in its entirety and replaced with the following.

The Fund is an actively managed exchange traded fund (“ETF”) that is managed by Retireful, LLC (the “Adviser”) and designed for investors looking for long-term growth and who can tolerate large principal value fluctuations. The Adviser seeks to achieve the Fund’s investment objective by using a tactical approach to invest in (1) the common stocks of companies across the various industries that are found in the S&P 500 Index, or (2) money market funds. The Adviser’s tactical investment strategy allocates the Fund’s assets to companies in these industries based on the Adviser’s investment research process (as discussed below). “Nav” refers to the Fund’s strategy of seeking to “navigate” the Fund’s potential universe of investments through the use of the Adviser’s top-down process.

In pursuing the Fund’s strategy, the Adviser tactically allocates the Fund’s assets across the sub-industries that make up the 11 sectors found in the S&P 500 Index. The Adviser’s quantitative model analyzes price movement of the stocks of companies and may hold up to 50 different common stocks across the approximately 117 sub-industries it considers for investment.

The Fund will invest a portion of its assets in the strongest common stocks across all industries based on the Adviser’s quantitative model. If the data for a company within an industry or sub-industry group is negative, the Fund will invest that portion of its assets in another common stock across any industry or in a money market fund. The Fund will rebalance its assets if any one common stock holding reaches 10% of the Fund’s assets.

* * * * *

You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated December 4, 2023. Each of the Summary Prospectus, Prospectus and SAI provide information that you should know about the Fund before investing and should be retained for future references. These documents are available upon request and without charge by calling (866)-464-6608.